Financial instruments	6 Months Ended
Jun. 30, 2019
Financial Instruments [Abstract]
Financial instruments
Financial instruments
The following table shows the carrying amount of each Statement of Financial Position class split into the relevant category of financial instrument as defined in IFRS 9 “Financial Instruments”.

	Financial assets at amortized cost	Financial Assets at Fair Value through profit or loss	Derivatives at fair value through profit or loss	Derivatives used for hedging	Financial liabilities at amortized cost	Total
June 30, 2019	€m	€m	€m	€m	€m	€m
Assets
Derivative financial instruments	—	—	3.6	30.7	—	34.3
Trade receivables	112.5	6.6	—	—	—	119.1
Cash and cash equivalents	635.3	84.5	—	—	—	719.8
Liabilities
Derivative financial instruments	—	—	—	(43.8)	—	(43.8)
Trade and other payables excluding non-financial liabilities	—	—	—	—	(475.1)	(475.1)
Loans and borrowings	—	—	—	—	(1,872.1)	(1,872.1)
Total	747.8	91.1	3.6	(13.1)	(2,347.2)	(1,517.8)
Trade receivables disclosed in the table above are net of contract liabilities related to discounts and trade marketing expenses of €107.8 million.

Following the adoption of IFRS 16 Leases on January 1, 2019, loans and borrowings now includes €112.2 million relating to lease liabilities.

The Company entered into facilities with third-party banks in which the Company may sell qualifying trade debtors on a non-recourse basis. Under the terms of the agreements, the Company has transferred substantially all the credit risks and control of the receivables, which are subject to this agreement, and accordingly €33.3 million (December 31, 2018: €51.0 million) of trade receivables has been derecognized at the period end.
Loans and borrowings are stated gross of capitalized deferred borrowing costs.

	Financial assets at amortized cost	Financial Assets at Fair Value through profit or loss	Derivatives at fair value through profit or loss	Derivatives used for hedging	Financial liabilities at amortized cost	Total
December 31, 2018	€m	€m	€m	€m	€m	€m
Assets
Derivative financial instruments	—	—	4.6	44.5	—	49.1
Trade receivables	98.3	—	—	—	—	98.3
Cash and cash equivalents	297.0	30.6	—	—	—	327.6
Liabilities
Derivative financial instruments	—	—	(0.3)	(36.6)	—	(36.9)
Trade and other payables excluding non-financial liabilities	—	—	—	—	(534.9)	(534.9)
Loans and borrowings	—	—	—	—	(1,775.2)	(1,775.2)
Total	395.3	30.6	4.3	7.9	(2,310.1)	(1,872.0)

Trade receivables disclosed in the table above are net of contract liabilities related to discounts and trade marketing expenses of €165.1 million.
Loans and borrowings are stated gross of capitalized deferred borrowing costs.
The Company has determined that the carrying amount of trade receivables, trade payables and cash and cash equivalents are a reasonable approximation of fair value.
Derivative financial instruments
The financial instruments are not traded in an active market and so the fair value of these instruments is determined from the implied forward rate. The valuation technique utilized by the Company maximizes the use of observable market data where it is available. All significant inputs required to fair value the instrument are observable. The Company has classified its derivative financial instruments as level 2 instruments as defined in IFRS 13 “Fair value measurement”.
Cross currency interest rate swaps are managed based on their net exposure to credit risks. The Company has used the exception in IFRS 13 to allow this group of derivatives to be measured on a net basis by each counterpart.
Interest bearing loans and borrowings

The fair value of the Senior Secured Notes is determined by reference to price quotations in the active market in which they are traded. They are classified as level 1 instruments. The fair value of the senior loans is calculated by discounting the expected future cash flows at the period’s prevailing interest rates. They are classified as level 2 instruments.

The Company has outstanding Senior Loans of €553.2 million and $935.6 million (€821.4 million) respectively (the “Loans”). Loans are repayable on May 15, 2024. The Senior USD Loan requires a repayment of $9.6 million (€8.4 million) in May each year until maturity. As part of the Senior Loan structure, the Group is additionally required to undertake an annual excess cashflow calculation. As a result of this, €12.1 million was repaid in April 2019. An €80.0 million Revolving Credit Facility is available until May 15, 2023 and is utilized also to support the issuance of letters of credit and bank guarantees.

The Company uses cross currency interest rate swaps to convert $935.6 million of Senior USD Loans into €845.1 million of EUR denominated debt with a fixed rate of interest, designated as a cash flow hedge. Additional cross currency interest rate swaps have been entered into that receive €309.7 million with fixed interest flows and pays £260.7 million with fixed interest flows. £222.4 million of these swaps have been designated as a net investment hedge of the Company's investments in Pound Sterling. Hedging instruments mirror the annual amortization payments made under the loans and are adjusted for repayments made under the annual excess cashflow calculation.

Nomad Foods BondCo Plc has €400.0 million of 3.25% Senior Secured notes due May 15, 2024 (the “Notes”). Interest on the Notes is payable semi-annually in arrears on May 15 and November 15.

The Senior Loans, Senior Secured Notes and any drawn balances of the Revolving Credit Facility are secured with equal ranking against assets of the Company and specified subsidiaries.

	Fair value		Carrying value
	June 30, 2019	December 31, 2018	June 30, 2019	December 31, 2018
	€m	€m	€m	€m
Senior EUR/USD loans	1,370.0	1,347.2	1,357.0	1,372.2
Other external debt	2.9	3.0	2.9	3.0
2024 fixed rate senior secured notes	414.8	395.2	400.0	400.0
Less deferred borrowing costs	—	—	(9.9)	(10.9)
	1,787.7	1,745.4	1,750.0	1,764.3